QUAKER INVESTMENT TRUST

Supplement dated November 1, 2013
To the Prospectus and Statement of Additional Information Dated October 29, 2013 for the
QUAKER INVESTMENT TRUST

Quaker Funds, Inc. (the “Adviser”), the investment adviser to the Quaker Akros Absolute Return Fund and the Quaker Small-Cap Growth Tactical Allocation Fund (each a “Fund” and together, the “Funds”), has recommended, and the Funds’ Board of Trustees has agree, that, in light of the Funds’ size and limited prospects for future growth, the Funds be liquidated.  The liquidation of these Funds is subject to approval by the shareholders of each Fund.  A special meeting of the Funds’ shareholders will be held to approve the liquidations.  In connection with the shareholder meeting, shareholders of the Funds as of the record date will receive proxy materials that discuss the proposed liquidations.

After November 5, 2013, in anticipation of the liquidation, shareholders will not be permitted to purchase additional Fund shares.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

If shares are held in a qualified retirement account such as an individual retirement account (an “IRA”), the distribution of the liquidation proceeds should not be subject to current income taxation. If you hold your shares in an IRA that will be closed or terminated as a result of your Fund’s liquidation and resulting redemption of your shares and you intend to “roll over” that IRA into another IRA, you have 60 days from the date you receive your liquidation proceeds to complete the rollover to avoid being taxed on the distribution and maintain the tax-deferred status of the investment (but only if you roll over the entire proceeds).  You must notify the Funds’ transfer agent at 800-220-8888 of your intent to rollover to avoid the withholding of tax from your liquidation proceeds.

You should consult with your tax advisor on the consequences of the liquidation to you.

If the liquidation is approved by the shareholders of each Fund, checks will be issued to all shareholders of record as of the record date.

Please contact the Funds at 800-220-8888 if you have any questions.

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Please retain this supplement for future reference.